UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 13, 2019

MIMECAST LIMITED

(Exact name of registrant as specified in its charter)

Bailiwick of Jersey	001-37637	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPoint, One Ropemaker Street, Moorgate

London EC2Y 9AW

United Kingdom, EC2Y9AW

(Address of principal executive offices) (Zip code)

(781) 996-5340 Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(e)	Compensatory Arrangements of Certain Officers.

On March 13, 2019, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Mimecast Limited (the “Company”) took the following actions related to the compensation of the Company’s executive officers, each of which is described in more detail below:

•

approved the Fiscal Year (“FY”) 2020 annual base salaries for the Company’s executive officers, including Peter Bauer, Edward Jennings, Robert P. Nault, and Janet Bishop-Levesque, who are named executive officers as identified in the Company’s Proxy Statement for the 2018 Annual General Meeting (the “2018 Proxy Statement”);

•	adopted the Company’s FY 2020 Executive Cash Incentive Bonus Plan (the “FY 2020 Bonus Plan”); and

•	approved equity awards of share options and restricted share units (“RSUs”) to the Company’s executive officers, including Messrs. Bauer, Jennings and Nault and Ms. Bishop-Levesque.

The FY 2020 annual base salary, the target bonus under the FY 2020 Bonus Plan and the equity award for Mr. Bauer were also approved by the Board of Directors under the Company’s governance requirements. Peter Campbell, the Company’s former Chief Financial Officer, was identified in the 2018 Proxy Statement as a named executive officer. Mr. Campbell resigned as the Company’s Chief Financial Officer effective as of March 18, 2019.

Base Salaries of Named Executive Officers

On March 13, 2019, the Compensation Committee approved the FY 2020 annual base salaries for the Company’s executive officers, including Messrs. Bauer, Jennings and Nault and Ms. Bishop-Levesque. The Company’s FY 2020 fiscal year begins on April 1, 2019. The following table sets forth the current FY 2019 annual base salary and the FY 2020 annual base salary for each of these individuals:

Name	Title	FY 2019 Annual Base Salary	FY 2020 Annual Base Salary
Peter Bauer	Chairman and Chief Executive Officer	$349,300	$370,000
Edward Jennings	Chief Operating Officer	$331,200	$364,300
Robert P. Nault	Senior Vice President and General Counsel and Company Secretary	$331,500	$341,400
Janet Bishop-Levesque	Senior Vice President, Systems, Resilience and Security	$275,000	$286,000

FY 2020 Executive Cash Incentive Bonus Plan

On March 13, 2019, the Compensation Committee adopted the FY 2020 Bonus Plan for its executive officers, including Messrs. Bauer, Jennings and Nault and Ms. Bishop-Levesque. Target incentive amounts payable under the FY 2020 Bonus Plan to the Company’s executive officers are calculated as a percentage of the applicable executive officer’s FY 2020 annual base salary described above.

The table below sets forth for each of Messrs. Bauer, Jennings and Nault and Ms. Bishop-Levesque the target bonus percentage under the current executive cash incentive bonus plan, as a percentage of FY 2019 annual base salary, the target bonus percentage under the FY 2020 Bonus Plan, as a percentage of FY 2020 annual base salary, and the actual FY 2020 target bonus amount:

Name	FY 2019 Target Bonus Percentage (as a percentage of FY 2019 annual base salary)	FY 2020 Target Bonus Percentage (as a percentage of FY 2020 annual base salary)	FY 2020 Target Bonus
Peter Bauer	80%	100%	$370,000
Edward Jennings	90%	90%	$327,870
Robert P. Nault	50%	50%	$170,700
Janet Bishop-Levesque	50%	50%	$143,000

The FY 2020 Bonus Plan will be based on two corporate performance metrics: (1) revenue and (2) Adjusted EBITDA. Revenue is weighted at 80% and Adjusted EBITDA is weighted at 20%. Revenue is based on consolidated revenue calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), except that the effects of changes in foreign currency exchange rates are excluded from the calculation to better reflect the actual performance of our Company and the direct efforts of the Company’s executive officers. Adjusted EBITDA is a non-GAAP financial measure that is defined as GAAP net income (loss), adjusted to exclude: depreciation, amortization, disposals and impairment of long-lived assets, acquisition-related gains and expenses, share-based compensation expense, restructuring expense, interest income and interest expense, the provision for income taxes and foreign exchange income (expense). Adjusted EBITDA also includes rent related to locations which are accounted for as build-to-suit facilities. Similar to revenue, Adjusted EBITDA is revised to account for the effects of changes in foreign currency exchange rates.

For each metric, executives can earn 20% of the weighted target payout for achievement of threshold performance, 100% of target for target performance, and a maximum of 200% of target for meeting or exceeding a stretch goal. The chart below reflects the payout scale for the FY 2020 Bonus Plan based on various levels of achievement.

Revenue – 80%		Adjusted EBITDA – 20%
Achievement	Award	Achievement	Award
96%	20%	80%	20%
97%	85%	85%	85%
98%	95%	90%	90%
99%	97.5%	95%	95%
100%	100%	100%	100%
101%	110%	105%	110%
102%	125%	110%	120%
103%	150%	115%	145%
104%	175%	120%	160%
105%	200%	125%	175%
		130%	190%
		135%	200%

Payouts are determined using linear interpolation between the percentages stated above. Quarterly payments are capped at 100% with any overachievement earned to be reconciled at the end of the fiscal year based on actual achievement.

Equity Awards

On March 13, 2019, the Compensation Committee approved awards of share options and RSUs to the Company’s executive officers, including Messrs. Bauer, Jennings and Nault and Ms. Bishop-Levesque. The grants will be effective on April 1, 2019, assuming the executive officer remains employed by the Company on that date. The share options, which will have an exercise price equal to the closing sales price of the Company’s ordinary shares on the Nasdaq Global Select Market on April 1, 2019, will vest over four years with 25% of the shares underlying the share options vesting on the first anniversary of the date of grant, and an additional 6.25% of the shares underlying the share options vesting quarterly thereafter, such that 100% of the shares underlying the share options will be fully vested on the fourth anniversary of the date of grant. The RSUs will vest over four years with 25% of the RSUs vesting on the first anniversary of the date of grant, and an additional 25% of the RSUs vesting annually thereafter, such that 100% of the RSUs will be fully vested on the fourth anniversary of the date of grant. The equity awards to Messrs. Bauer, Jennings and Nault and Ms. Bishop-Levesque are as follows:

Name	Share Options	RSUs
Peter Bauer	36,000	18,000
Edward Jennings	72,000	36,000
Robert P. Nault	22,000	11,000
Janet Bishop Levesque	18,000	9,000

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1#	Mimecast Limited Executive Cash Incentive Bonus Plan – FY 2020

#	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMECAST LIMITED

Dated: March 19, 2019	By:	/s/ Robert P. Nault
Robert P. Nault
Senior Vice President and General Counsel